UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 1, 2010

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma (Address of principal executive offices)		73107 (Zip Code)

Registrant's telephone number, including area code     (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.  Other Events

On April 1, 2010, LSB Industries, Inc. (the “Company”) completed the realignment of certain of its direct and indirect wholly-owned entities.  The realignment is intended to, among other things, (a) align the ownership of the subsidiaries of the Company by business group, (b) simplify the Company’s corporate structure, (c) improve the effective management of the Company’s lines of business, (d) facilitate the reporting responsibilities of the Company and its businesses, and (e) optimize the corporate structure of the Company and its subsidiaries for tax purposes.   The Company’s significant subsidiaries immediately following this realignment are as set forth in Exhibit 99.1 to this report, which is incorporated herein.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit      Description

99.1	Revised list of all significant Subsidiaries of the Company, including the state of incorporation or organization of each and the names under which such subsidiaries do business.

99.2
Realignment Agreement, dated March 18, 2010, between LSB Industries, Inc., Consolidated Industries Corp., Prime Financial Corporation, Northwest Capital Corporation, ThermaClime, Inc., LSB Holdings, Inc., Summit Machine Tool Inc. Corp., Summit Machine Tool Manufacturing Corp., Summit Machinery Company, Hercules Energy Mfg. Corporation, LSB Chemical Corp., El Dorado Chemical Company, Chemex I Corp., DSN Corporation, The Climate Control Group, Inc., and Chemex II Corp. Certain exhibits listed in this document have been omitted. A copy of such exhibits will be provided to the Securities and Exchange Commission upon request.

99.3
Consent, Joinder and Second Amendment, dated as of April 1, 2010, by and among LSB Industries, Inc., ThermaClime, Inc., each of the Subsidiaries of ThermaClime identified on the signature pages thereof, the lenders identified on the signature pages thereof, Wells Fargo Capital finance, Inc., as the arranger and administrative agent, and Consolidated Industries Corp.

99.4
Amendment and Waiver to the Term Loan, dated April 1, 2010, by and among ThermaClime, Inc., Cherokee Nitrogen Holdings, Inc., Northwest Financial Corporation, Chemex I Corp., Chemex II Corp., Cherokee Nitrogen Company,  ClimaCool Corp., ClimateCraft, Inc., Climate Master, Inc., DSN Corporation, El Dorado Chemical Company, International Environmental Corporation, Koax Corp., LSB Chemical Corp., The Climate Control Group, Inc., Trison Construction, Inc.,  ThermaClime Technologies, Inc., XpediAir, Inc., LSB Industries, Inc., each lender party thereto, Banc of America Leasing & Capital, LLC, as Administrative Agent and as Collateral Agent, Bank of Utah, as Payment Agent, and Consolidated Industries Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 7, 2010
LSB INDUSTRIES, INC.

By: /s/Tony M. Shelby
Tony M. Shelby,
Executive Vice President and
Chief Financial Officer